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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            _______________________

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: October 25, 2000
                                        ----------------
                        (Date of earliest event reported)


                         Everflow Eastern Partners, L.P.
            --------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           Delaware                      0-19279                34-1659910
 ----------------------------         -------------         ------------------
 (State or other jurisdiction          (Commission           (I.R.S. Employer
       of incorporation)               File Number)         Identification No.)



        585 West Main Street, P.O. Box 629, Canfield, Ohio         44406
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           (Address of principal executive offices)             (Zip Code)




        Registrant's telephone number, including area code: (330)533-2692
                                                            ---------------




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Item 5. Other Events
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         On October 21, 2000, Everflow Eastern Partners, L.P., a Delaware
limited partnership (the "Company") received the new Contract Price on Gas Purchase Agreement #10175 with The East Ohio Gas Company dated September 3, 1991. Pursuant to Article V of Gas Purchase Agreement #10175, the new adjusted base price for the November 2000 through April 2001 production periods will be $4.65/MCF, up from $3.17/MCF, and the May 2001 through October 2001 production periods will be $4.02/MCF, up from $2.54/MCF. These adjustments represent a $1.48 increase in the contract price for the contract. A significant portion of the Company's natural gas production falls under this Agreement.


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                                    SIGNATURE

         After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Date:  October 25, 2000               EVERFLOW EASTERN PARTNERS, L.P.

                                      By:    EVERFLOW MANAGEMENT LIMITED, LLC
                                             General Partner

                                      By:    EVERFLOW MANAGEMENT CORPORATION
                                             Managing Member

                                      By:    /s/William A. Siskovic
                                            ---------------------------------
                                             William A. Siskovic
                                             Vice President and Treasurer